Summary Prospectus	April 30, 2019

Driehaus Micro Cap Growth Fund

Ticker: DMCRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2019, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online (https://www.driehaus.com/fund-resources). You can also get this information at no cost by calling 1-800-560-6111 or by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.driehaus.com/fund-resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with a Fund, by calling 1-800-560-6111.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-560-6111 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds in the Driehaus Mutual Funds if you invest directly with a Fund.

Investment Objective

Driehaus Micro Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	1.25%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	1.44%

*	A shareholder may be required to pay a commission to their financial intermediary.

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Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$147	$456	$787	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro-capitalization (“micro-cap”) companies. For purposes of the Fund, the investment adviser currently considers a company to be a micro-cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Microcap® Growth Index. As of March 31, 2019, approximately 95% of the Russell Microcap® Growth Index consisted of companies with a market capitalization of less than $2 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. micro-cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. or in securities of companies above the capitalization range of the Russell Microcap® Growth Index. The Fund may invest in companies with limited operating histories. The Fund expects to frequently and actively trade its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. This decision involves evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in equity investing. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small- and Medium-Sized Company Risk. The Funds invest in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve

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greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Health Care Securities Risk. Because the Fund has a significant allocation to the health care sector, it may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

Information Technology Securities Risk. Because the Fund has a significant allocation to the information technology sector, it may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

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The Fund’s performance shown below includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. (together, the “Limited Partnerships”) on November 18, 2013. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The Fund is managed by Jeffrey James and Michael Buck, the same portfolio management team that managed the Predecessor Limited Partnership, with Mr. James as the portfolio manager since 1998 and Mr. Buck as the assistant portfolio manager since 2009, and Driehaus Institutional Micro Cap Fund, L.P, since its inception in 2011. The restated performance of the Predecessor Limited Partnership is shown here because it was in operation longer. The Limited Partnerships were not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus were not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnerships had been registered under the 1940 Act, their performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Limited Partnership’s restated past performance. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Limited Partnerships were not regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore did not distribute current or accumulated earnings and profits and were not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 25.77% (quarter ended 6/30/09) and the lowest return for a quarter was –29.14% (quarter ended 9/30/11).

Average Annual Total Returns as of December 31, 2018	1 Year	5 Years	10 Years
Driehaus Micro Cap Growth Fund
Return Before Taxes	3.88%	10.36%	17.11%
Return After Taxes on Distributions	–3.89%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	N/A	N/A
Russell Microcap® Growth Index (reflects no deduction for fees, expenses or taxes)	–14.18%	1.41%	12.04%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

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Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Portfolio Manager of the Fund since 11/13	Michael Buck, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 11/13

Purchase and Sale of Fund Shares

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.” The following is applicable to eligible investors:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)

$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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DRH-SP1914